UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report: February 10, 2006

(Date of earliest event reported)

KEYSTONE AUTOMOTIVE INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

California	0-28568	95-2920557
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

700 E. Bonita Avenue

Pomona, California 91767

(Address of principal executive offices, including zip code)

(909) 624-8041

(Registrant’s telephone number, including area code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 10, 2006, Registrant entered into a Separation Agreement with John M. Palumbo, its then Chief Financial Officer. Mr. Palumbo resigned as an officer of Registrant on that date. The Separation Agreement provided compensation to Mr. Palumbo in the amount of $100,000 in consideration for his three-year agreement not to solicit employees who were employed by Registrant on the date of his resignation. In addition, Mr. Palumbo agreed not to disclose or use Confidential Information relating to Registrant’s operations.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective February 10, 2006, James T. Tuttle was appointed Vice President – Finance of Registrant. Mr. Tuttle joined the Company in January 1999 and has been serving as its Controller.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 14, 2006

KEYSTONE AUTOMOTIVE INDUSTRIES, INC.

By:	/s/ James C. Lockwood
James C. Lockwood
Secretary